As filed with the Securities and Exchange Commission on June 10, 2011

Securities Act File No. 333-[•]

Investment Company File No. 811-22570

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

BROOKFIELD INVESTMENT MANAGEMENT GLOBAL

INFRASTRUCTURE INCOME FUND INC.

(Exact Name of Registrant as Specified in Charter)

Three World Financial Center, 200 Vesey Street

New York, New York 10281-1010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 549-8408

Brian F. Hurley, Esq.
Brookfield Investment Management Global Infrastructure Income Fund Inc.
Three World Financial Center, 200 Vesey Street

New York, New York 10281-1010

(Name and Address of Agent for Service)

Copies to:

Jon Tyras, Esq.	Michael R. Rosella, Esq.
Brookfield Investment Management Inc.	Paul, Hastings, Janofsky & Walker LLP
Three World Financial Center, 200 Vesey Street	75 East 55th Street
New York, New York 10281-1010	New York, New York 10022

Approximate date of proposed public offering:  From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ When declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Aggregate Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Common Stock, par value $0.001 per share			$1,000,000	$116.10

(1)       Calculated pursuant to Rule 457 under the Securities Act of 1933, as amended.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Dated [•], 2011

[Logo of Brookfield Investment Management Global Infrastructure Income Fund Inc.]

PROSPECTUS

[•] Shares

Brookfield Investment Management Global Infrastructure Income Fund Inc.

[COMMON STOCK]

$[•] per Share

Investment Objectives.  Brookfield Investment Management Global Infrastructure Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment objective is to provide a high level of total return, with an emphasis on income.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s objective will be achieved.

Investment Adviser.  Brookfield Investment Management Inc. serves as “Investment Adviser” to the Fund.  See “Management of the Fund.”

Investment Sub-Adviser.  AMP Capital Brookfield (US) LLC serves as “Investment Sub-Adviser” to the Fund.  See “Management of the Fund.”

Investment Policies and Strategy.  The Fund seeks to achieve its objective by investing primarily in securities in the infrastructure industry.  Under normal market conditions, as a principal strategy, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of infrastructure-related companies throughout the world, including the U.S.  Currently, the Fund defines an infrastructure-related company as any company that derives at least 50% of its revenue or profits, either directly or indirectly, from the infrastructure industry, or commits at least 50% of assets to activities related to the infrastructure industry.  For purposes of selecting investments in infrastructure-related companies, the Fund currently defines the infrastructure industry to include systems of transportation, communication, energy and other essential services required for the normal function of society.  Infrastructure assets are the physical structures and networks that provide these necessary services to the infrastructure industry.  See “Investment Objectives and Policies.”

No Prior History.  The Fund’s shares of common stock have no history of public trading.  Shares of closed-end funds often trade at a discount from net asset value.  If our common stock trades at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.  We expect the common stock to be approved for listing on the [•(“•”)], under the symbol “[•],” subject to notice of issuance.

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Investing in shares of the Fund’s common stock involves risks.  See “Risk Factors and Special Considerations” on page 28 for factors that should be considered before investing in shares of the Fund’s common stock.

	Per Share		Total(1)
Public offering price	$	[•]	$	[•]
Sales load	$	[•]	$	[•]
Estimated offering expenses(2)	$	[•]	$	[•]
Proceeds after expenses to the Fund	$	[•]	$	[•]

(1)          The Fund has granted the Underwriters an option to purchase up to [•] additional shares of common stock at the public offering price, less the sales load, within [•] days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[•], $[•], $[•] and $[•], respectively.  See “Underwriters.”

(2)          The Fund will pay offering expenses of the Fund (other than the sales load) up to an aggregate of $[•] per share of the Fund’s common stock.  Brookfield Investment Management Inc. has agreed to pay such offering expenses of the Fund to the extent those expenses exceed $[•] per share of the Fund’s common stock.

[The Fund expects to sell up to [•] shares of common stock to its directors, officers, its Investment Adviser or affiliates and their employees at a price of $[•] per share.  No underwriting discounts or commissions will be paid in respect to the sale of these shares, and the Fund will receive all proceeds therefrom.]

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares of common stock, and retain it for future reference.  A Statement of Additional Information (the “SAI”), dated [•], 2011, containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of our annual and semi-annual reports and request a free copy of the SAI, the table of contents of which is on page [•] of this Prospectus, by calling the Fund toll-free at 1-877-476-1909, by visiting the Fund’s website at www.[•].com or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Commission’s website (http://www.sec.gov).  You may also call this toll-free number to request other information about us and make shareholder inquiries.

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the Commission.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of this Prospectus.  All forward-looking statements contained or incorporated by reference in this Prospectus are made as of the date of this Prospectus.  Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of this Prospectus.  You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Fund’s shares.

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i

PROSPECTUS SUMMARY

This is only a summary of some of the information that is described more fully elsewhere in this Prospectus.  This summary may not contain all of the information that you should consider before investing in our shares.  You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated [•], 2011 (the “SAI”).

The Fund

Brookfield Investment Management Global Infrastructure Income Fund Inc. is a non-diversified, closed-end management investment company, organized under the laws of the State of Maryland as a Maryland Corporation.  Throughout this Prospectus, we refer to the Brookfield Investment Management Global Infrastructure Income Fund Inc. as the “Fund” or as “we,” “us” or “our.”  See “The Fund.”

The Offering

The Fund is offering [•] shares of common stock at an initial offering price of $[•] per share through a group of underwriters (the “Underwriters”) led by [•], [•], [•] and [•].  You must purchase at least [•] shares of common stock ($[•]) in order to participate in this offering.  The Fund has given the Underwriters an option to purchase up to [•] additional shares of common stock at the public offering price, less the sales load, within [•] days from the date of this Prospectus to cover orders in excess of [•] shares of common stock.  The Investment Adviser has agreed to pay offering expenses (other than the sales load) that exceed $[•] per share of common stock.  See “Underwriters.”

[We expect to sell up to [•] shares of common stock to our directors, officers, our Investment Adviser or affiliates and their employees at a price of [$•] per share.  No underwriting discounts or commissions will be paid in respect to the sale of these shares, and the Fund will receive all proceeds therefrom.]

Investment Objectives and Policies

The Fund’s investment objective is to provide a high level of total return, with an emphasis on income.  The investment objective of the Fund is not fundamental and may be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in securities in the infrastructure industry.  Under normal market conditions, the Fund will attempt to achieve its objective by investing, as a principal strategy, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of infrastructure-related companies throughout the world, including the U.S. (the “80% Policy”), and at least 40% of its net assets will be invested in Foreign Securities (as defined below).  The Fund may also invest, as a principal strategy, up to 25% of its net assets in energy-related companies organized as master limited partnerships (“MLPs”).

Currently, the Fund defines an infrastructure-related company as any company that derives at least 50% of its revenue or profits, either directly or indirectly, from the infrastructure industry, or commits at least 50% of assets to activities related to the infrastructure industry.  For purposes of selecting investments in infrastructure-related companies, the Fund currently defines the infrastructure industry to include systems of transportation, communication, energy and other essential services required for the normal function of society.  Infrastructure assets are the physical structures and networks that provide these necessary services to the infrastructure industry.

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The Fund may change the 80% Policy, including the definition of an “infrastructure-related company” and “infrastructure industry,” without shareholder approval.  The Fund will provide shareholders with notice at least sixty days prior to the implementation of any such changes.

Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure and infrastructure-related companies.  Other Fund investments may include derivative instruments, warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds that invest in the infrastructure industry.  The Fund may invest up to [•]% of its assets in fixed income securities, including obligations of the U.S. Government, fixed income securities rated below investment grade (“junk bonds”) and money-market instruments.  The Fund may invest in foreign securities without limitation, including in infrastructure related securities of issuers domiciled in emerging market countries.  In addition, the Fund may invest up to [•]% of its total assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed [•]% of the Fund’s total assets.  The Fund retains the ability to invest in infrastructure-related companies of any market size capitalization.  See “Investment Objectives and Policies.”

No assurance can be given that the Fund’s investment objective will be achieved.   The Fund’s policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund.  This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Leverage

From time to time, the Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment.  [As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding [•]% of the Fund’s total assets.]  The use of borrowing techniques or preferred shares or debt to leverage the common stock may involve greater risk to common shareholders.  The Fund will, however, monitor interest rates and market conditions and anticipates that it may leverage the shares of common stock at some point in the future if the Board of Directors determines that it is in the best interest of the common shareholders.  The use of leverage may magnify the impact of changes in net asset value on the holders of shares of common stock.  In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common stock.  See “Leverage.”

The Fund may also engage in certain investment management techniques which may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.  These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it may be disadvantageous to do so or otherwise restricting portfolio management.

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Distributions and Dividends

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix.  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.  Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.   See “Distributions and Dividends.”

Distributions paid by the Fund may be reinvested in additional shares of the Fund, otherwise shareholders will receive all distributions in cash.  See “Dividend Reinvestment Plan.”

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies.  The investment of proceeds is expected to be substantially completed within [three] months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as [six] months. See “Use of Proceeds.”

Exchange Listing	We expect the common stock to be approved for listing on the [• (“•”)], under the trading or “ticker” symbol [“•”]. See “Description of the Common Stock.”

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value.  Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its shares of common stock will trade at a price higher than or equal to net asset value.  The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.  See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common stock may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See “Risk Factors and Special Considerations,” “Description of the Common Stock” and “Repurchase of Common Stock.”

The common stock is designed primarily for long-term investors, and you should not purchase shares of common stock of the Fund if you intend to sell

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them shortly after purchase.

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in shares of common stock of the Fund you should consider the risks carefully.

Common Stock Risk.  Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments.  Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.  See “Risk Factors and Special Considerations — Common Stock Risk.”

Equity Risk.  Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.  See “Risk Factors and Special Considerations — Equity Risk.”

Preferred Securities Risk.  There are special risks associated with investing in preferred securities, including deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  See “Risk Factors and Special Considerations — Preferred Securities Risk.”

Industry Risks.  The Fund’s investments will be concentrated in the infrastructure industry.  Because the Fund is concentrated in this industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in the infrastructure industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of infrastructure-related companies and, as a result, the value of the common stock will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.  See “Risk Factors

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and Special Considerations — Industry Risk.”

Concentration Risk.  Because the Fund will invest more than 25% of its total assets in securities in the infrastructure industry, as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.  See “Risk Factors and Special Considerations — Industry Risk.”

Small- and Mid-Capitalization Risks.  The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.  See “Risk Factors and Special Consideration — Small- and Mid-Capitalization Risks.

Income and Distribution Risk for Equity Income Portfolio Securities.  The income shareholders receive from the Fund is expected to be based primarily on income from short-term gains that the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments.  If the Fund’s covered call strategy fails to generate sufficient income from short-term gains or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.  In addition, dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason.  See “Risk Factors and Special Considerations — Income and Distribution Risk for Equity Income Portfolio Securities.”

Foreign Securities Risk.  The Fund may invest, without limitation, in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”).  Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  See “Risk Factors and Special Considerations — Foreign Securities Risk.”

Emerging Markets Risk.  The Fund may invest, without limitation, in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation

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of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.  See “Risk Factors and Special Considerations — Emerging Markets Risk.”

Foreign Currency Risk.  The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S.  In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies and the risk of currency devaluations.  Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future.  Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country.  Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally.  To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies.  There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency denominated investments.  See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.  See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Leverage Risk.  The Fund may issue preferred shares or borrow money or issue debt securities.  The borrowing of money or issuance of debt securities and preferred shares, including potential borrowings under the Agreement

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(as defined below), represents the leveraging of the Fund’s common shares.  Leverage is a speculative technique that could adversely affect the returns to common shareholders.  Leverage can cause the Fund to lose money and can magnify the effect of any losses.  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated. See “Risk Factors and Special Considerations — Leverage Risk.”

Interest Rate Risk.  Rising interest rates may adversely affect the financial performance of infrastructure-related companies by increasing their costs of capital.  This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.  See “Risk Factors and Special Considerations — Interest Rate Risk.”

Fixed Income Risk.  The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.  See “Risk Factors and Special Considerations — Fixed Income Risk.”

Lower-Grade Securities Risk.  The Fund may invest [up to [• ]% of its assets] in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than those securities.  See “Risk Factors and Special Considerations — Lower Grade Securities Risk.”

Issuer Risk.  Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.  See “Risk Factors and Special Considerations — Issuer Risk.”

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Risks Associated with Covered Calls and Other Option Transactions.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options.  In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions.”

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser.  See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions — Limitation on Covered Call Writing Risk.”

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Special Risks of Derivative Transactions.  The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Swaps and Related Derivatives.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.  See “Risk Factors and Special Considerations — Swaps and Related Derivatives.”

Market Discount Risk.  Whether investors will realize gains or losses upon the sale of shares of common stock of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share.  Since the market price of the shares of common stock will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares of common stock in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the shares of common stock will trade at, below or above net asset value or at, below or above the public offering price.  Common shares of closed-end funds often trade at a discount from their net asset values and the Fund’s shares of common stock may trade at such a discount.  This risk may be greater for investors expecting to sell their shares of common stock of the Fund soon after completion of the public offering.  The shares of common stock of the Fund are designed primarily for long-term investors, and investors in the shares of common stock should not view the Fund as a vehicle for trading purposes.  See “Risk Factors and Special Considerations — Market Discount Risk.”

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares

9

and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.  See “Risk Factors and Special Considerations — Inflation Risk.”

Illiquid Investments Risk.  The Fund may invest in unregistered securities and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933.  An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.  Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.  In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment.  Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.  See “Risk Factors and Special Considerations — Illiquid Investments Risk.”

Master Limited Partnership Risk.  An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.  See “Risk Factors and Special Considerations — Master Limited Partnership Risk.”

Investment Companies/Exchange-Traded Funds.  The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted by law.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies.  In these circumstances, holders of the Fund’s shares of common stock will be in effect subject to duplicative investment expenses.  See “Risk Factors and Special Considerations — Investment

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Companies/Exchange-Traded Funds.”

Exchange-Traded Notes.  The Fund may invest in exchange-traded notes (“ETNs”).  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.  See “Risk Factors and Special Considerations — Exchange-Traded Notes.”

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.  See “Risk Factors and Special Considerations — Long-Term Objective; Not a Complete Investment Program.”

Portfolio Turnover Risk. The Fund will buy and sell securities to accomplish its investment objectives.  The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies, may initially be higher than [•]% and may result in the Fund paying higher commissions than many investment companies.  See “Risk Factors and Special Considerations — Portfolio Turnover Risk.”

Management Risk.  The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  See “Risk Factors and Special Considerations — Management Risk.”

No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversified Status.  The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.  See “Risk Factors and Special Considerations — Non-Diversified Status.”

Market Disruption and Geopolitical Risk.  The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and

11

world economies and markets.  The nature, scope and duration of the war and occupation cannot be predicted with any certainty.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common stock.  See “Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk.”

Recent Economic Events.  While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the first, second and third quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.  See “Risk Factors and Special Considerations — Recent Economic Developments.”

Government Intervention in Financial Markets Risk.  The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  See “Risk Factors and Special Considerations — Government Intervention in Financial Markets Risk.”

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Risk Factors and Special Considerations — Anti-Takeover Provisions” and “Anti-Takeover Provisions of the Fund’s Governing Documents.”

See “Risk Factors and Special Considerations” and the other information included in this Prospectus for a discussion of factors you should carefully consider before deciding to invest in the shares of common stock of the Fund.

Management and Fees

Brookfield Investment Management Inc. serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of [•]% of the Fund’s average weekly managed assets payable monthly in arrears.  Managed assets consist of all the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred stock or other liabilities except for certain ordinary course expenses.  The Investment Adviser provides the Fund with a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs and currently utilizes and pays the fees of

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a third party sub-administrator.  See “Management of the Fund.”

[The Investment Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement (as defined below).  As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the Administrative Services Agreement (as defined below), the Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly, at an annual rate of [•]% of the Fund’s average daily net assets.]  See “Management of the Fund.”

AMP Capital Brookfield (US) LLC serves as the Fund’s Investment Sub-Adviser and is compensated for its services by the Investment Adviser out of its advisory fees with respect to the Fund.  The Investment Sub-Adviser, subject to the supervision of the Investment Adviser and the Board of Directors, is responsible for the investment and reinvestment of Fund assets in accordance with the Fund’s investment objectives, and for general administration, compliance and management services as may be agreed between the Investment Adviser and the Investment Sub-Adviser from time to time.  See “Management of the Fund.”

Repurchase of Common Stock and Anti-Takeover Provisions

[The Fund’s Board of Directors has authorized the Fund to consider the repurchase of its common stock in the open market when the shares of common stock are trading at a discount of [•]% or more from net asset value (or such other percentage as the Board of Directors may determine from time to time).  Although the Board of Directors has authorized such repurchases, the Fund is not required to repurchase its common stock.  Such repurchases are subject to certain notice and other requirements under the 1940 Act.  See “Repurchase of Common Stock.”]

[Certain provisions of the Fund’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”) may be regarded as “anti-takeover” provisions.  Pursuant to these provisions, only one of three classes of Directors is elected each year, and the affirmative vote of the holders of [ •] of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than [5]% of any class of the Fund’s capital stock.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder.  These provisions may have the effect of depriving the Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price.  The issuance of preferred stock could make it more difficult for the holders of common stock to avoid the effect of these provisions.  See “Anti-Takeover Provisions of the Fund’s Governing Documents.”]

Custodian, Transfer Agent and Dividend Disbursing Agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian will receive a [monthly] fee paid by the Fund based upon, among other things, the [average value of

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the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses].

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s dividend disbursing agent, fund accountant, sub-administrator, and as transfer agent and registrar with respect to the common stock of the Fund.

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SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to shares of common stock and is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in shares of common stock of the Fund.  Because the Fund has no operating history, the following tables are based on estimated amounts for the first fiscal year of operations and assume that the Fund has issued [ •] shares of common stock.  The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)	[•]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[•]	%(*)
Dividend Reinvestment Plan Fees	None	(**)

Percentage of Net Assets Attributable to Shares of Common Stock
Annual Expenses
Management Fees	[•]	%
Other Expenses(1)	[•]	%
Total Annual Expenses	[•]	%

(*)   Brookfield Investment Management Inc., the Fund’s Investment Adviser, has agreed to pay the amount of the Fund’s offering expenses (other than the sales load) that exceed $[•] per shares of common stock ([•]% of the offering price).

(**) You will be charged a $[ •] service charge and pay brokerage charges if you direct the plan agent to sell your shares of common stock held in a dividend reinvestment account.

(1)   “Other Expenses” are based on estimated expenses for the current fiscal year.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of shares of common stock, would bear directly or indirectly.  The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues [•] shares of common stock.

The following example illustrates the expenses (including the sales load of $[•] and estimated offering expenses of this offering of $[•]) that an investor would pay on a $1,000 investment in shares of common stock, assuming (1) net annual expenses of [•]% of net assets attributable to shares of common stock and (2) a 5% annual portfolio total return.*

	1Year		3 Year		5 Year		10 Year
Total Expenses Incurred	$	[•]	$	[•]	$	[•]	$	[•]

* The example should not be considered a representation of future expenses.   The example assumes that the amounts set forth in the Shareholder Transaction Expenses and Annual Expenses table are accurate and that all distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds of the offering will be approximately $[•] or $[•] if the underwriters exercise the overallotment option in full, after payment of the underwriting discounts and commissions and estimated offering costs.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected

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to substantially be completed within [three] months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as [six] months.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a corporation under the laws of the State of Maryland on [•], 2011.  The Fund’s principal office is located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to provide a high level of total return, with an emphasis on income.  The investment objective of the Fund is not fundamental and may be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in securities in the infrastructure industry.  Under normal market conditions, the Fund will attempt to achieve its objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of infrastructure-related companies throughout the world, including the U.S. (the “80% Policy”), and at least 40% of its net assets will be invested in Foreign Securities (as defined below).  Currently, the Fund defines an infrastructure-related company as any company that derives at least 50% of its revenue or profits, either directly or indirectly, from the infrastructure industry, or commits at least 50% of assets to activities related to the infrastructure industry.  For purposes of selecting investments in infrastructure-related companies, the Fund currently defines the infrastructure industry to include systems of transportation, communication, energy and other essential services required for the normal function of society.  Infrastructure assets are the physical structures and networks that provide these necessary services to the infrastructure industry.  The Fund may change the 80% Policy, including the definition of an “infrastructure-related company” and “infrastructure industry,” without shareholder approval.  The Fund will provide shareholders with notice at least sixty days prior to the implementation of any such changes.

The Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in the infrastructure industry.  The Fund’s policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund.  This fundamental policy and the investment restrictions described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  Such majority vote requires the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

The holdings of infrastructure-related companies may include, but are not limited to, the following:

•                  toll road and bridge owners/operators;

•                  airport owners/operators;

•                  seaport owners/operators;

•                  transmission, distribution and storage (i.e., oil, gas, electricity, etc.) companies;

•                  owners/operators of communications/data satellites, towers and networks;

•                  railroad owners/operators; and

•                  other companies with direct involvement in infrastructure through the development, construction or operation of infrastructure assets.

The Fund may also invest, as a principal strategy, up to 25% of its net assets in energy-related companies organized as master limited partnerships (“MLPs”).

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Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure and infrastructure-related companies.  Other Fund investments may include derivative instruments, warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds that invest in the infrastructure industry.  The Fund may invest up to [•]% of its assets in fixed income securities, [including obligations of the U.S. Government], fixed income securities rated below investment grade (“junk bonds”) and money-market instruments.  The Fund may invest in foreign securities without limitation, including in infrastructure related securities of issuers domiciled in emerging market countries.  In addition, the Fund may invest up to [•]% of its total assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed [•]% of the Fund’s total assets.  The Fund retains the ability to invest in infrastructure-related companies of any market size capitalization.

Investment Methodology of the Fund

The Investment Sub-Adviser, subject to the supervision of the Investment Adviser, utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The Investment Sub-Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, including the Investment Adviser, which provides extensive owner/operator insights into industry drivers and trends.  The Investment Sub-Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.  The Investment Sub-Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The Investment Sub-Adviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile.  A security may also be sold due to changes in portfolio strategy or cash flow needs.

Certain Investment Practices

Infrastructure Industry Concentration.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of infrastructure-related companies through the world, including the U.S., and at least 40% of its net assets will be invested in Foreign Securities (as defined below).  Currently, the Fund defines an infrastructure-related company as any company that derives at least 50% of its revenue or profits, either directly or indirectly, from the infrastructure industry, or commits at least 50% of assets to activities related to the infrastructure industry.  For purposes of selecting investments in infrastructure-related companies, the Fund currently defines the infrastructure industry to include systems of transportation, communication, energy and other essential services required for the normal function of society.  Infrastructure assets are the physical structures and networks that provide these necessary services to the infrastructure industry.

Foreign Securities and Depositary Receipts.  The Fund may invest, without limitation, in securities of issuers located in a number of different countries throughout the world.  Under normal market conditions, the Fund will maintain exposure to infrastructure related securities of issuers in the U.S. and in at least three countries outside the U.S.  The amount invested outside the U.S. may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities, including infrastructure related securities of issuers domiciled in emerging market countries.  See “Risk Factors and Special Considerations — Foreign Securities Risk.”

The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).  Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security.  GDRs, in bearer form, are designated for use outside the United States.  EDRs, in bearer form, are designed for use in the European securities markets.

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Stapled Securities.  From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia.  A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another.  The two parts of a stapled security are a unit of a trust and a share of a company.  The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

Master Limited Partnerships.  The Fund may invest up to 25% of its net assets in energy-related companies organized as Master Limited Partnerships (“MLPs”) and their affiliates.  An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes.  MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.  MLPs generally have two classes of owners, the general partner and limited partners.  The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.  Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Registered Investment Companies/Exchange-Traded Funds.  The Fund may invest in registered investment companies, including exchange-traded funds (“ETFs”), in accordance with the 1940 Act and consistent with the Fund’s investment objectives.  An ETF is an investment company that is similar to an index fund in that it seeks to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index.  Unlike index funds, however, ETFs are traded on stock exchanges.  ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks.  ETFs, like mutual funds, charge asset-based fees.  When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF.  The Fund will not invest in actively managed or leveraged ETFs.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act.  These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.  Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds.  The Fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Exchange-Traded Notes.  The Fund may invest in exchange-traded notes (“ETNs”).  ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies.  ETNs are not equities or index funds, but they do share several characteristics.  For example, like equities, they trade on an exchange and can be shorted.  Like an index fund, they are linked to the return of a benchmark index.

Emerging Markets.  The Fund may invest, without limitation, in securities of emerging market issuers.  These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated.  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Convertible Securities.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are senior in rank to common stock in an issuer’s capital structure and, therefore, generally

18

entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Sub-Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s overall investment objectives.

The Fund may convert a convertible security that it holds:

•             when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•             to facilitate a sale of the position;

•             if the dividend rate on the underlying common stock increases above the yield on the convertible security;

or

•             whenever the Investment Sub-Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Sub-Adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.  It is expected that not more than [•]% of the Fund’s portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody’s or, if unrated, would be of comparable quality as determined by the Investment Sub-Adviser.  Those securities and securities rated BB or lower by S&P or Ba or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default.  “Junk bonds” are considered

19

by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and may involve major risk exposure to adverse conditions.  Securities rated BBB by S&P or Baa by Moody’s, in the opinion of the rating agencies, also have speculative characteristics.  Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

Income Securities.  The Fund will invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities.  Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Under normal market conditions, the Fund may invest up to [•]% of its assets in fixed income securities, not including short-term discounted Treasury Bills or certain short-term securities of U.S. government sponsored instrumentalities.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders.  Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place.  The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights.  In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.  Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities.  Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Lower Grade Securities.  The Fund may invest up to [•]% of its net assets in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, generally securities rated “CCC” or lower by S&P or “Caa” by Moody’s, or non-rated securities of comparable quality as determined by the Investment Adviser.  These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.  Debt securities that are not rated or rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these

20

securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  In light of these risks, the Investment Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.  Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in lower grade securities, the Fund may invest not more than [•]% of the total assets of the Fund in securities of issuers in default.  The Fund will make an investment in securities of issuers in default only when the Investment Sub-Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using statistical rating agencies and other sources, the Investment Sub-Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer.  Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations.  In selecting investments for the Fund, the Investment Sub-Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis.  Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund.  If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity.  Past recessions have

21

adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon.  The market for those securities could react in a similar fashion in the event of any future economic recession.

Covered Calls and Other Option Transactions.  The Fund may seek to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), in amounts up to [•]% of the Fund’s assets.  Any premiums received by the Fund from writing options may result in short-term capital gains.  Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing a call option with the same terms as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option with the same terms as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option, or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option, or is less than the premium it paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the Investment Sub-Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction.  Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Sub-Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Other Derivative Instruments. The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes.  These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps.  These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid

22

securities equal to the Fund’s obligations in respect of such techniques.  For a further description of such derivative instruments, see “Investment Objectives and Policies — Additional Investment Policies” in the SAI.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.”  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Fund will not sell short more than [•]% of the Fund’s total assets and the market value for the securities sold short of any one issuer will not exceed [•]% of such issuer’s voting securities.  In addition, the Fund may not make short sales or maintain a short position if it would cause more than [•]% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.  The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns.  Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss, increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Investment Sub-Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security.  The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above.  To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments.  The Fund may invest up to [•]% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid.  Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.  Section 4(2) and Rule 144A

23

securities may, however, be treated as liquid by the Investment Sub-Adviser pursuant to procedures adopted by the Board of Directors (each member of the Board of Directors individually a “Director”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.  If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded.  Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete.  Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future.  The Fund may also acquire securities with contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Investment Sub-Adviser, acting under the supervision of the Investment Adviser and the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates, including the Investment Sub-Adviser.

Borrowings and Issuance of Preferred Stock.  Although the Fund does not currently anticipate doing so, the Fund may, with the approval of the Board of Directors, borrow money or issue preferred stock or debt in an effort to earn incremental total return for the holders of the Fund’s common stock.  The 1940 Act permits the Fund to issue a single class of debt and a single class of preferred stock.  Under the 1940 Act, such debt or preferred stock may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.  Under the 1940 Act the holders of any such debt or preferred stock have certain mandatory voting rights and other protections of their senior rights to the assets of the Fund.

Temporary Defensive Investments.  Although under normal market conditions the Fund intends to invest at least 80% of its assets in equity securities, when a temporary defensive posture is believed by the Sub-Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’

24

acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.  Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law.  See “Investment Restrictions” in the SAI.  The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Further information on the investment objectives and policies of the Fund are set forth in the SAI.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objectives.  Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Use of Leverage by the Fund

The Fund may make use of financial leverage through the issuance of additional preferred shares or may borrow money or issue debt securities to the extent permitted under the 1940 Act.  [As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding [•]% of the Fund’s total assets.]  However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act.  See “Leverage.”

The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Investment Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage.  The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance).  The Fund’s leveraging strategy may not be successful.  By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.  However, the use of leverage also involves risks to common shareholders, which can be significant.  These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares, and higher expenses.  In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation.  Holders of preferred shares and debt securities may have voting rights in addition to, and separate from, the voting rights of common shareholders.  The holders of preferred shares or debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations.

Because the Investment Adviser’s advisory fee is based upon a percentage of the Fund’s managed assets, which include assets attributable to any outstanding leverage, the Investment Adviser’s fee is higher when the Fund is leveraged and the Investment Adviser will have an incentive to leverage the Fund.  See “Leverage” and “Risk Factors and Special Considerations — Leverage.”

Interest Rate Transactions

If the Fund borrows money or issues variable rate preferred stock, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares.  Through these transactions the

25

Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings auction rate preferred stock.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred stock dividends when due even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred stock.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred stock.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred stock.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  If the Fund fails to maintain the required asset coverage on any outstanding preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares.  Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

LEVERAGE

From time to time, the Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment.  [As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding [•]% of the Fund’s total assets.]  However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act.  The Fund generally will not issue preferred shares or debt securities or borrow unless the Investment Adviser expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage.  The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not leverage because the Investment Adviser’s fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings.  Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets.  The Fund’s Board of Directors monitors any such potential conflicts of interest on an ongoing basis.

The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds.  Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments.  Because the Investment Sub-Adviser, subject to the supervision of the Investment Adviser

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and the Board of Directors, seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced.  Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom.

The Investment Sub-Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return.  Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities.  The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance).  Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets).  Under the 1940 Act, the Fund may only issue one class of senior securities representing equity.  So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value.  Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 331/3% of the value of the Fund’s total assets).  Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.  Additionally, under the 1940 Act, the Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.  This limitation does not apply to certain privately placed debt.  In general, the Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future.  These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances.  The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings.  The Investment Sub-Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Sub-Adviser otherwise views as favorable.

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.  Successful use of a leveraging strategy depends on the

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Investment Adviser’s ability to predict correctly interest rates and market movements.  There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISK FACTORS AND SPECIAL CONSIDERATIONS

There are a number of risks that an investor should consider in evaluation of the Fund.  You should read this entire Prospectus and SAI before you decide whether to invest in the Fund.  In addition, you should consider the following risk factors and special considerations associated with investing in the Fund:

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.  Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Industry Risks

Concentration Risk.  The Fund’s investments will be concentrated in the infrastructure industry.  Because the Fund is concentrated in this industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in the infrastructure industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

Under normal market conditions the Fund will invest at least 80% of its assets in securities of infrastructure-related companies and, as a result, the value of the common stock will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.  The Investment Sub-Adviser’s judgments about trends in the prices of these securities may prove to be incorrect.  It is possible that the performance of securities of infrastructure-related companies may lag the performance of other industries or the broader market as a whole.

General Risks of Investing in Infrastructure Companies.  Securities and instruments of infrastructure-related companies are more susceptible to adverse economic or regulatory occurrences affecting their industries.  Infrastructure-related companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure-related companies may also be affected by or subject to:

•                  high interest costs in connection with capital construction and improvement programs;

•                  difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•                  inexperience with and potential losses resulting from a developing deregulatory environment;

•                  costs associated with compliance with and changes in environmental and other regulations;

•                  regulation by various government authorities;

•                  government regulation of rates charged to customers;

•                  service interruption due to environmental, operational or other mishaps;

•                  the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•                  general changes in market sentiment towards infrastructure and utilities assets.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Financing.   From time to time, infrastructure-related companies may encounter difficulties in obtaining financing for construction programs during inflationary periods.  Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.  Historically, companies in the infrastructure industry have also encountered such financing difficulties during inflationary periods.

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Small- and Mid-Capitalization Risk

The Fund may invest across large-, mid-, and small-capitalization stocks.  From time to time, the Fund may invest its assets in small- and medium-size companies.  Such investments entail greater risk than investments in larger, more established companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Income and Distribution Risk for Equity Income Portfolio Securities

The income shareholders receive from the Fund is expected to be based primarily on income from short-term gains that the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments.  If the Fund’s covered call strategy fails to generate sufficient income from short-term gains or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.  In selecting equity income securities in which the Fund will invest, the Investment Sub-Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders.  An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future.  The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities.  Accordingly, an issuer may forgo paying dividends on its equity securities.  In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Foreign Securities Risk

The Fund may invest, without limitation, in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by

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political uncertainty and instability.  The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase, without limit, ADRs, GDRs and EDRs.  Generally, ADRs in registered form are U.S. dollar denominated securities of foreign issuers.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  GDRs, in bearer form, are designed for use outside the United States.  EDRs, in bearer form, are designed for use in the European securities markets.

Emerging Markets Risk

The Fund may invest, without limitation, in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank.  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S.  In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage.  As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  Fluctuations in currency rates may adversely affect the ability of the Investment Sub-Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future.  Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country.  Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally.  To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies.  There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the

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Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency denominated investments.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Leverage Risk

The Fund may issue preferred shares or borrow money or issue debt securities.  The borrowing of money or issuance of debt securities and preferred shares, including the outstanding borrowings under the Agreement, represents the leveraging of the Fund’s common shares.  As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding [•]% of the Fund’s total assets.  However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act.  See “Leverage.” Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•             the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•             fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•             increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and;

•             the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the distribution of assets upon liquidation.  Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders.  The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses.  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances.  The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

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Interest Rate Risk

Rising interest rates may adversely affect the financial performance of infrastructure-related companies by increasing their costs of capital.  This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities.  An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security.  This is known as extension risk.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  During periods of rising interest rates, the values of outstanding fixed income securities generally fall.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.  In contrast to maturity which measures which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.  Additional risk associated with fixed income securities includes:

Call Risk.  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Extension Risk.  An issuer may exercise its right to pay principal on an obligation held by the Fund later than expected.  This may happen when there is a rise in interest rates.  Under these circumstances, the value of the obligation will decrease.

Credit Risk.  The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event Risk.  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Lower Grade Securities Risk

The Fund may invest [up to [•]% of its assets] in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by S&P or “Caa” by Moody’s, or non-rated securities of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  These risks, which reflect their speculative character, include the following:

•             greater volatility;

•             greater credit risk and risk of default;

•             potentially greater sensitivity to general economic or industry conditions;

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•             potential lack of attractive resale opportunities (illiquidity); and

•             additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Lower grade securities tend to be less liquid than investment grade securities.  The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective and not absolute standards of quality.  Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default.  The Fund will invest in securities of issuers in default only when the Investment Sub-Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Risks Associated with Covered Calls and Other Option Transactions

There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives.  A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.  Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well).  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal

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operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Sub-Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Sub-Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•             dependence on the Investment Sub-Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•             imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•             the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•             the possible absence of a liquid secondary market for any particular instrument at any time;

•            the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

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•             the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•             the creditworthiness of counterparties.

Forward Currency Exchange Contracts.  There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts.  The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Swaps and Related Derivatives

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by those who do hold the Reference Assets.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the derivative instrument utilized, which may make it difficult for the Fund to close out or unwind one or more swap or related transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets.  Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements.  There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

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Market Discount Risk

Whether investors will realize gains or losses upon the sale of shares of common stock of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share.  Since the market price of the common stock will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares of common stock in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common stock will trade at, below or above net asset value or at, below or above the public offering price.  Common shares of closed-end funds often trade at a discount from their net asset values and the Fund’s shares of common stock may trade at such a discount.  This risk may be greater for investors expecting to sell their common stock of the Fund soon after completion of the public offering.  The shares of common stock of the Fund are designed primarily for long-term investors, and investors in the shares of common stock should not view the Fund as a vehicle for trading purposes.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Illiquid Investments Risk

The Fund may invest in unregistered securities and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.  Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.  In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Master Limited Partnership Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.

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Investment Companies/Exchange-Traded Funds

The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by law.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies.  In these circumstances holders of the Fund’s shares of common stock will be in effect subject to duplicative investment expenses.

Exchange-Traded Notes

ETNs are subject to the credit risk of the issuer.  The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity.  The decision to sell ETN holdings may be limited by the availability of a secondary market.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Portfolio Turnover Risk

The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies, and may initially be higher than [•]%.  Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

No Operating History

The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single

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issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements.  The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.  See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  The nature, scope and duration of the wars cannot be predicted with any certainty.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the shares of common stock.

Recent Economic Events

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the first, second and third quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  The Investment Sub-Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

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Anti-Takeover Provisions

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification.  These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common stock and preferred stock, if any, voting together as a single class.  See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.  Should the Fund decide to issue preferred stock in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred stock.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund.  The Board of Directors decides upon matters of general policy and reviews the actions of the Investment Adviser, Brookfield Investment Management Inc., and the Investment Sub-Adviser, AMP Capital Brookfield (US) LLC.

The Investment Adviser

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund.  Founded in 1989, the Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $[•] of assets under management as of [•].  Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Board of Directors, is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities.  The Investment Adviser also serves as investment adviser to open-end mutual funds and various other closed-end mutual funds.  As of [•], the Investment Adviser and its affiliates had approximately $[•] in assets under management.  The Investment Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to [•]% of the Fund’s average weekly total managed assets.  Managed assets consist of all the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred stock or other liabilities except for certain ordinary course expenses.  For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month.  The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

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A discussion regarding the basis for the approval of the Investment Advisory Agreement by the Board of Directors will be available in the Fund’s annual or semi-annual report to shareholders after the Fund commences operations.

[The Investment Adviser has entered into a distribution agreement with TS Capital, LLC (“TSC”) and its affiliated broker-dealer, ABAX Brokerage Services, Inc. (“ABAX”), under which TSC and ABAX provide assistance to the Investment Adviser with respect to the Fund’s common shares and shareholder services.  The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and ABAX to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.]

The Investment Sub-Adviser

AMP Capital Brookfield (US) LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment sub-adviser to the Fund.  The Investment Sub-Adviser is indirectly jointly owned by the Investment Adviser and AMP Capital Investors, an Australian investment manager.  The Investment Adviser has entered into an investment sub-advisory agreement with the Investment Sub-Adviser (the “Investment Sub-Advisory Agreement,” and together with the Investment Advisory Agreement, the “Advisory Agreements”) for the Fund.  In this regard, subject to the supervision of the Investment Adviser and the Board of Directors, the Investment Sub-Adviser will be responsible for the investment and reinvestment of assets of the Fund in accordance with the Fund’s investment objectives and for general administration, compliance and management services as may be agreed between the Investment Adviser and Investment Sub-Adviser from time to time.  Investment Adviser personnel responsible for providing investment advisory services to the Fund are also investment personnel of the Investment Sub-Adviser.  As of [•], the Investment Sub-Adviser and its affiliates had approximately $[•] in assets under management.  The Sub-Adviser has its principal offices located at 71 South Wacker Drive, Suite 3400, Chicago, Illinois 60606.

The Investment Adviser is responsible for payment to the Investment Sub-Adviser out of its advisory fees with respect to the Fund.

A discussion regarding the basis for the approval of the Investment Sub-Advisory Agreement by the Board of Directors will be available in the Fund’s annual or semi-annual report to shareholders after the Fund commences operations.

The Advisory Agreements

[Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for the investment management of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of the Board of Directors.]

[Under the terms of the Investment Sub-Advisory Agreement, the Investment Sub-Adviser, subject to the supervision of the Investment Adviser and the Board of Directors, is responsible for the investment and reinvestment of assets of the Fund in accordance with the Fund’s investment objectives and for general administration, compliance and management services as may be agreed between the Investment Adviser and Investment Sub-Adviser from time to time.]

[For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly, equal on an annual basis to [•]% of the Fund’s average weekly net assets including the liquidation value of preferred stock.  The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage.  The Investment Adviser is responsible for payment to the Investment Sub-Adviser out of its advisory fees with respect to the Fund.]

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[The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder, the Investment Adviser and Investment Sub-Adviser, respectively, are not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.]

[In accordance with the terms of the Advisory Agreements, the Advisory Agreements will each remain in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually:  (i) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or Investment Sub-Advisory Agreement, respectively, by vote cast in person at a meeting called for the purpose of voting on such approval.]

See “Management” in the SAI for further information about the Fund’s investment advisory arrangements.

Portfolio Management

Craig Noble, CFA, is responsible for the day-to-day management of the Fund.  Mr. Noble is a Portfolio Manager across the Investment Adviser’s global listed infrastructure strategies and is based in Chicago.  He leads the Investment Adviser’s global listed infrastructure business and oversees portfolio construction including execution of buy/sell decisions.  He joined Brookfield Asset Management in 2004 and moved to the Investment Adviser in February 2008, bringing more than 12 years of experience in the infrastructure arena. Mr. Noble joined the Investment Sub-Adviser in October 2009.  Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from New York University’s Schulich School of Business and a Commerce degree from Mount Allison University.  He has served as Portfolio Manager of the Fund since its inception.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

Administrator

[Pursuant to an administrative services agreement (the “Administrative Services Agreement”), the Investment Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement.  As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the Administrative Services Agreement, the Investment Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly, at an annual rate of [•]% of the Fund’s average daily net assets.]

Sub-Administrator

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund and with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Fund, a combined fee that would cover both fund accounting and fund administration services based on the Fund’s current average [daily] net assets of: [•]% on the first $[•], [•]% on the next $[•] and [•]% on the remaining assets, with a minimum annual fee of $[•].  USBFS also is entitled to certain out-of-pocket expenses.

Payment of Expenses

[The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser (although the officers may receive incentive-based compensation from affiliates of the Investment Adviser), as well as the fees of all Directors of the Fund who are officers or employees of the Investment Adviser or its affiliates.]

[In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, charges of the transfer agent and dividend disbursing agent, Commission fees, fees and expenses of Directors who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.]

PORTFOLIO TRANSACTIONS

[Principal transactions are not entered into with affiliates of the Fund.  For a detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions and Brokerage” in the SAI.]

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix.  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.  See “Distributions and Dividends” in the SAI.

Shareholders who wish to participate in the Fund’s Dividend Reinvestment Plan may have all distributions and dividends reinvested in shares of common stock of the Fund issued by the Fund or purchased in the open market, otherwise shareholders will receive all distributions in cash.  See “Dividend Reinvestment Plan.”

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DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares.  Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s dividend disbursing agent.

The Plan Agent serves as agent for the shareholders in administering the Plan.  After the Fund declares a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price.  This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital.  If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts.  If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.  The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent.  When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below.  The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund.  There are no brokerage commissions charged with respect to shares issued directly by the Fund.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

Shareholders who wish to participate in the Plan, whose shares are registered in his or her name, may simply complete and mail the enrollment form in the brochure.  Shareholders who own shares of common stock registered in street name should consult their brokerage firm, bank or other nominee, for details regarding participation in the Plan.  Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

DESCRIPTION OF THE COMMON STOCK

The following is a brief description of the terms of the common stock.  This description does not purport to be complete and is qualified by reference to the Fund’s Articles of Incorporation and its By-Laws.

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Common Stock

The Fund is a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation (the “Charter”) dated June 8, 2011.  [The Fund is currently authorized to issue one million (1,000,000) shares, all of which are classified and designated as common stock, par value $.001 per share.]  Each share of common stock has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Though the Fund expects to pay distributions monthly on the shares of common stock, it is not obligated to do so.  All shares of common stock are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offering of shares of common stock will be subject to the requirements of the 1940 Act, which provides that common stock may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common stock or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s shares of common stock are expected to be approved for listing on the [NYSE], subject to notice of issuance, under the symbol “[•].”

The Fund’s net asset value per share will be reduced immediately following the offering of shares of common stock by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional shares of common stock or sell shares already held, the shareholder may do so by trading through a broker on the [NYSE] or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common stock may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that shares of common stock will trade at a price equal to or higher than net asset value in the future.  The common stock is designed primarily for long-term investors and you should not purchase the shares of common stock if you intend to sell them soon after purchase.

Voting Rights

[To be provided by amendment.]

Book Entry

The shares of common stock will initially be held in the name of [Cede & Co.] as nominee for the Depository Trust Company (“DTC”).  The Fund will treat [Cede & Co.] as the holder of record of the shares of common stock for all purposes.  In accordance with the procedures of DTC, however, purchasers of shares of common stock will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.  Purchasers of shares of common stock may obtain registered certificates by contacting the transfer agent.

Leverage

From time to time, the Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment.  As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding [•]% of the Fund’s total assets.  However, the Board of Directors reserves the right to issue preferred shares or debt

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securities or borrow to the extent permitted by the 1940 Act.  There can be no assurance that preferred stock representing such percentage, or any percentage, of the assets of the Fund will actually be issued.

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred stock with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred stock outstanding.  Any such debt or preferred stock may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates.

The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return.  Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished.

An issuance of preferred stock may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred stock issued by the Fund.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per shares of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of shares of common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times.  The remaining Directors will be elected by holders of shares of common stock and preferred stock, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Board of Directors at any time when dividends on any shares of preferred stock are unpaid for two years.  The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding.  The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common stock as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred stock.  The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Mandatory Redemption Relating to Asset Coverage Requirements.  The Fund will be mandatorily required to redeem preferred stock within a specified time frame in the event that:

•             the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured within a specified time frame following such failure; or

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•             the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured within a specified time frame.

The redemption price for preferred stock subject to mandatory redemption will be the liquidation preference plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of fixed rate preferred stock or variable rate preferred stock having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors and included in the Statement of Preferences.

The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock.  In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage).  In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).  In addition, as discussed under “— Optional Redemption of variable rate preferred stock” below, the Fund generally may redeem variable rate preferred stock subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding shares of preferred stock are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents and 1940 Act, will select one or more series of preferred stock from which shares will be redeemed and the amount of shares of preferred stock to be redeemed from each such series.  If less than all shares of preferred stock of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine).  If fewer than all the shares of preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of fixed rate preferred stock.   Fixed rate preferred stock will not be subject to optional redemption by the Fund until the date, if any, specified in the terms of such preferred stock.  Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred stock in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date.

Optional Redemption of variable rate preferred stock.  The Fund generally may redeem variable rate preferred stock, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.  The Fund may designate a non-call period in certain circumstances.  In the case of such preferred stock having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred stock having a dividend

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period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period.

The discussion above describes the possible offering of preferred stock by the Fund.  If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s [Articles of Incorporation].   The Board of Directors, without the approval of the holders of shares of common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

In the event the Fund issues preferred stock, the Fund intends to apply for ratings for any preferred stock from Moody’s and/or S&P.  In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P.  Such guidelines will likely be more restrictive than the restrictions set forth above.  The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of shares of common stock or its ability to achieve its investment objectives.  No minimum rating is required for the issuance of preferred stock by the Fund. Moody’s and S&P receive fees in connection with their ratings issuances.

While unsecured and unsubordinated indebtedness will rank equally with the borrowings under the Agreement in right of payment, the lender under the Agreement, together with the holders of other outstanding secured indebtedness, may, to the exclusion of unsecured creditors, seek recourse against the collateral as security for the borrowings and such other secured indebtedness until amounts owed under the Agreement and the other secured indebtedness are satisfied in full.  All borrowings under the Agreement rank senior to the Fund’s common and preferred shares as to the payment of interest and distribution of assets upon liquidation.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, or (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the Commission.

[ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS]

[The Fund presently has provisions in its Governing Documents that could have the effect of limiting:

•                  the ability of other entities or persons to acquire control of the Fund’s Board of Directors;

•                  the Fund’s freedom to engage in certain transactions; or

•                  the ability of the Fund’s Board of Directors or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.

These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.  The Board is divided into three classes, each having a term of three years.  Each year the term of one class of Directors will expire.  Each Director serves for a three year term and until his or her successor is elected and qualified. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board.  The affirmative vote of a majority of the shares present at a meeting of shareholders duly called and at which a quorum is present is required to elect a Director.  A classified Board may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors.  See “Management of the Fund” in the SAI.  A Director of the Fund may be removed only for cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.  In addition, the affirmative vote of the holders of 66 2/3% of each class of the outstanding voting shares of the Fund, voting as separate classes, is generally required to authorize any of the following transactions:

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•                  merger or consolidation of the Fund with or into any other entity;

•                  issuance of any securities of the Fund to any person or entity for cash;

•                  sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets generally having an aggregate fair market value of less than $1,000,000); or

•                  sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets generally having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.  However, such vote would not be required when, under certain circumstances, the Board of Directors approves the transaction or when each class of voting securities of the corporation that is the other party to any of the above listed transactions is (directly or indirectly) majority owned by the Fund.

In addition to the foregoing, the Charter provides that the affirmative vote of the holders of 66 2/3% of each class of the outstanding voting shares of the Fund, voting as separate classes, is required to authorize the conversion of the Fund from a closed-end to an open-end investment company.

The Fund’s Bylaws provide that the affirmative vote of two-thirds of the entire Board of Directors shall be required to approve or declare advisable:

(1) Any amendment to the Charter to make the Fund’s common stock a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

(2) The liquidation or dissolution of the Fund and any amendment to the Charter to effect any such liquidation or dissolution; or

(3) Any merger, consolidation, share exchange, or sale or exchange of all or substantially all of the assets of the Fund that Maryland law requires be approved by the shareholders of the Fund.

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund’s investment objectives or changing the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI.

Maryland corporations that are subject to the Securities Exchange Act of 1934 (the “1934 Act”) and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland General Corporation Law, even if such provisions are inconsistent with the corporation’s charter and bylaws. Accordingly, notwithstanding its Governing Documents, under Maryland law, the Fund’s Board may elect by resolution to, among other things:

•                  require that special meetings of shareholders be called only at the request of shareholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

•                  provide that the number of Directors shall be fixed by only the Board;

•                  provide that Directors are subject to removal only by the vote of the shareholders entitled to cast two-thirds of the votes entitled to be cast generally in the election of Directors; and

49

•                  vest in the Board the sole power to fill any vacancies on the Board, with any Director so elected to serve for the balance of the unexpired term rather than only until the next annual meeting of shareholders.

The Governing Documents of the Fund presently: (i) require holders of not less than a majority of the votes entitled to be cast to call a special meeting of shareholders; and (ii) provide that the Board shall fix the number of Fund Directors.  In accordance with Maryland law, the Fund’s Board elected by resolution and approved Articles Supplementary to vest in the Board the sole power to fill any vacancies on the Board, with any Director so elected to serve for the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.

Under the Maryland General Corporation Law, if the directors have been divided into classes, unless the charter provides otherwise (which the Charter does not), a director may be removed only for cause by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. The Board could elect in the future to be subject to the provision of Maryland law that would increase the vote required to remove a Director to two-thirds of all the votes entitled to be cast.

The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, nominations or persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) by or at the direction of the Board of Directors or (2) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that a special meeting has been called for the purpose of electing directors, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The Fund’s Bylaws provide that special meetings of shareholders may be called by the Board of Directors and certain of the Fund’s officers.  Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the Commission.]

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.”  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

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Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.  The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred stock.  We cannot assure you that the Fund’s shares of common stock will not trade at a discount.

[REPURCHASE OF COMMON STOCK]

[The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares.  The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable.  The Board of Directors has authorized the consideration of such repurchases to be made when the Fund’s shares of common stock are trading at a discount from net asset value of [•]% or more (or such other percentage as the Board of Directors may determine from time to time).  Pursuant to the 1940 Act, the Fund may repurchase its shares of common stock on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate against the other shareholders through their interest in the Fund.]

[When the Fund repurchases its shares of common stock for a price below net asset value, the net asset value of the shares of common stock that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively.  The repurchase of shares of common stock will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.]

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE.  For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day.  If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value.  Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Directors if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices.  If there were no asked prices quoted on such

51

day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations.  When market quotations are not readily available, options are valued from broker quotes.  In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors.  Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors.  All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON DIRECTORS’ AND OFFICERS’ LIABILITY

[The Governing Documents provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by applicable law.  However, nothing in the Governing Documents protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.]

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus.  This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets.  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.  No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

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The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”).

(ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income at least annually.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no

53

assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the reduced federal rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares.  There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares.  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale.  Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares.  Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares.  In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

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The Fund may be required to withhold, for federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you timely furnish the required information to the IRS.  In addition, the Fund may be required to withhold on distributions to non-U.S. shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund’s shares.

UNDERWRITERS

[                 ] are acting as representatives of the Underwriters named below.  Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares of common stock set forth opposite the name of such underwriter:

Name	Number of Shares of Common Stock

Total

The following table shows the underwriting discounts and commissions the Fund will pay in connection with this offering.  The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share of Common Stock				Total
	Without Over-allotment		With Over-allotment		Without Over-allotment		With Over-allotment
Public offering price	$	[•]	$	[•]	$	[•]	$	[•]
Sales load	$	[•]	$	[•]	$	[•]	$	[•]
Proceeds, before expenses, to the Fund	$	[•]	$	[•]	$	[•]	$	[•]

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LEGAL MATTERS

Paul, Hastings, Janofsky, & Walker LLP (“Paul Hastings”), New York, New York, is counsel to the Fund.  [•], will opine on certain matters of Maryland law relating to the legality of the securities to be offered hereby.  If certain legal matters in connection with an offering of securities are passed  upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement.  Paul Hastings and counsel to the underwriters may rely on the opinion of [•] for certain matters of Maryland law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], located at [•], serves as the independent registered public accounting firm of the Fund.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission.  Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.  The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

We expect the shares of common stock to be approved for listing on the [•], under the symbol  “[•],” subject to notice of issuance.  Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the offices of the [NYSE, 20 Broad Street, New York, New York 10005].

This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933 and the 1940 Act.  This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares of common stock offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information.  The Fund

56

maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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TABLE OF CONTENTS OF SAI

An SAI dated as of [•], 2011, has been filed with the Commission and is incorporated by reference in this Prospectus.  An SAI may be obtained without charge by writing to the Fund at its address at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 or by calling the Fund toll-free at 1-877-476-1909.  The table of contents  of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser, the Investment Sub-Adviser or the Underwriters.  Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date.  This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates.  This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

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STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Brookfield Investment Management Global Infrastructure Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment objective is to provide a high level of total return, with an emphasis on income.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s objective will be achieved.

Brookfield Investment Management Inc. serves as “Investment Adviser” to the Fund.  AMP Capital Brookfield (US) LLC serves as “Investment Sub-Adviser” to the Fund.  See “Management of the Fund.”

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated [           ], 2011, and as it may be supplemented (the “Prospectus”).  This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares of common stock, and investors should obtain and read the prospectus prior to purchasing such shares.  A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “Commission”) upon payment of the fee prescribed, or inspected at the Commission’s office or via its website (http://www.sec.gov) at no charge.

This Statement of Additional Information is dated [            ], 2011.

i

THE FUND

Brookfield Investment Management Global Infrastructure Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 8, 2011, and is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund’s shares of common stock, par value $0.001 per share, are expected to be approved for listing on the [               (“               “)] under the symbol “[          ],” subject to notice of issuance.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is to provide a high level of total return, with an emphasis on income.  The investment objective of the Fund is not fundamental and may be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in securities in the infrastructure industry.  Under normal market conditions, the Fund will attempt to achieve its objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of infrastructure-related companies throughout the world, including the U.S. (the “80% Policy”), and at least 40% of its net assets will be invested in Foreign Securities (as defined below).  Currently, the Fund defines an infrastructure-related company as any company that derives at least 50% of its revenue or profits, either directly or indirectly, from the infrastructure industry, or commits at least 50% of assets to activities related to the infrastructure industry.  For purposes of selecting investments in infrastructure-related companies, the Fund currently defines the infrastructure industry to include systems of transportation, communication, energy and other essential services required for the normal function of society.  Infrastructure assets are the physical structures and networks that provide these necessary services to the infrastructure industry.  The Fund may change the 80% Policy, including the definition of an “infrastructure-related company” and “infrastructure industry,” without shareholder approval.  The Fund will provide shareholders with notice at least sixty days prior to the implementation of any such changes.

The Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in the infrastructure industry.  The Fund’s policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund.  This fundamental policy and the investment restrictions described in this SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  Such majority vote requires the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

The holdings of infrastructure-related companies may include, but are not limited to, the following:

•                  toll road and bridge owners/operators;

•                  airport owners/operators;

•                  seaport owners/operators;

•                  transmission, distribution and storage (i.e., oil, gas, electricity, etc.) companies;

•                  owners/operators of communications/data satellites, towers and networks;

•                  railroad owners/operators; and

•                  other companies with direct involvement in infrastructure through the development, construction or operation of infrastructure assets.

The Fund may also invest, as principal strategies, up to 25% of its net assets in energy-related companies organized as master limited partnerships (“MLPs”).

Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure and infrastructure-related companies.  Other Fund investments may include derivative instruments, warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds that invest in the infrastructure industry.  The Fund may invest up to [•]% of its assets in fixed income securities, including obligations of the U.S. Government, fixed income securities rated below investment grade (“junk bonds”) and money-market instruments.  The Fund may invest in foreign securities without limitation, including in infrastructure related securities of issuers domiciled in emerging market countries.  In addition, the Fund may invest up to [•]% of its total assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed [•]% of the Fund’s total assets.  The Fund retains the ability to invest in infrastructure-related companies of any market size capitalization.  These investment strategies are described in more detail in the Fund’s Prospectus.

Recent Regulatory Events

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Commission.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Additional Investment Policies

Options.  The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio.  A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian.  A call option is “uncovered” if the underlying security covered by the call is not held by the Fund.  A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security.  If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased.  If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Uncovered Calls.  When the Fund writes an uncovered call option or put option, it may segregate liquid assets with its custodian in an amount equal to the amount, adjusted daily, by which such option is in the money or will treat the unsegregated amount as borrowings.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss.  As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.  As with writing uncovered calls, the risk of writing uncovered put options is substantial.  The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price.  Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

For combination writing, where the Fund writes both a put and a call on the same underlying instrument, the potential risk is unlimited.  If a secondary market in options were to become unavailable, the Fund could not engage in losing transactions and would remain obligated until expiration or assignment.

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies.   Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets.  A put option gives the Fund the right to sell a currency at the exercise price until the option expires.  A call option gives the Fund the right to purchase a currency at the exercise price until the option expires.  Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.  The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Prospectus.  Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures.   The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes.  A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.  These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.  The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.  Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed [5]% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed [50]% of its total assets.  It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.  In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately [1]% to [10]% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon.   The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon.  Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously.  By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time.  By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency.  In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency.  By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month.  Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.  If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund.  If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts.  Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated.  The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.  A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions.  The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.  To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends.  Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser.  The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.  The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates.  If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”).  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

The Investment Adviser and Investment Sub-Adviser are Not Registered as Commodity Pool Operators.  The Investment Adviser and Investment Sub-Adviser have each claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks of Currency Transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swaps.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets.  Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Securities of Investment Companies.  To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies.  Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company.  In these circumstances, holders of the Fund’s shares of common stock will be subject to duplicative investment expenses.

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

 Warrants and Rights.  The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

The Fund may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time.  The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments.  The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counterparty.  The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price.  If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral.  In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.  To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.  The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are designated on the Fund’s records at the trade date and maintained until the transaction is settled.  Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

The Investment Sub-Adviser, acting under the supervision of the Investment Adviser and the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed [20]% of the value of the Fund’s total assets.  The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by the Fund on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Investment Sub-Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Investment Adviser, the Investment Sub-Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Restricted and Illiquid Securities.  Typically, the Fund may invest up to [15]% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund’s decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market, usually are not deemed illiquid for purposes of this limitation by the Fund.  Investing in Rule 144A securities, however, could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Sub-Adviser.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Temporary Defensive Investments.  Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments.  During temporary defensive periods, the Fund may also invest up to [10]% of the market value of its total assets in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments.  Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

Debt Securities Rating Information.  The Fund may invest in debt securities of any rating, including securities that are in default or bankruptcy at the time of purchase.  The Fund may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Investment Sub-Adviser.  Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”).  Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.  Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other NRSROs.  See “Appendix A” for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments.  Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.  The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts.  The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing.  The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities.  In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs.  Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.  However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating.  The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security.  If a rating organization downgrades the quality rating assigned to one or more of a Fund’s portfolio securities, the Investment Sub-Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities.  U.S. government securities in which the Global High Yield Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).  Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer.  Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.  Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:  (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation.  The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity.  Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon U.S. government securities do not require the periodic payment of interest.  These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest.  The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.  Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Subordinated Securities.  The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.  Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock.  Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities).  As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities.  The Fund may invest in structured securities.  The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference.  The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment.  Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference.  Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued.  Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans.  A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors.  The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount.  The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders.  LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein.  The Fund may invest in loans in different ways.  The Fund may:  (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans.  It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders.  When a new issue is purchased, such an investment is typically made at par.  This means that the Fund receives a return at the full interest rate for the loan.  Secondary purchases of loans may be made at par, at a premium from par or at a discount from par.  When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment.  Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan.  The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.  At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments.  An assignment represents a portion of a loan previously attributable to a different lender.  The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.  Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests.  Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan.  The Fund may acquire participation interests from the financial institution or from another investor.  The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest.  As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower.  In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest.  As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest.  In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans.  Loans typically have a senior position in a borrower’s capital structure.  The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets.

Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.  Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries.  For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a loan may be secured only by stock in the borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees.  Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees.  When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower.  Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan.  Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement.  In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan.  Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances.  The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets.  Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans.  A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit.  Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.  Bridge loans often are unrated.  The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties.  A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, the Investment Adviser and its affiliates may borrow money from various banks in connection with their business activities.  Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests.  Such banks may also act as agents for loans held by the Fund.

Inverse Floating Rate Securities.  The Fund may invest in inverse floating rate obligations.  The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Event-linked bonds.  The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.  Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.  For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses.  If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond.  The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event.  This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns.  Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred.  Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond.  As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated.  Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by Standard & Poor’s or the equivalent rating for another NRSROs.  However, there are event-linked bonds rated higher or lower than “BB.”

The Fund’s investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur.  This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Commission or any state securities commission and are not listed on any national securities exchange.  The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities.  Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations.  There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps.  The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies.  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Debt Obligations of Non-U.S. Governments.  The Fund may invest in debt obligations of non-U.S. governments.  An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations.  The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.  In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds.  The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds.  Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe.  Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers.  Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations.  The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).  ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper.  Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.  The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit.  Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the

Federal Reserve System only if they elect to join.  In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes.  The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities.  These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice.  The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.  The purchase price is ordinarily par plus accrued and unpaid interest.  Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.  The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of that Fund’s net assets.

The Fund may also buy variable rate master demand notes.  The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These instruments permit weekly and, in some instances, daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time.  In connection with any such purchase and on an ongoing basis, the Investment Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited Partnerships.  The Fund may obtain interests in limited partnerships.  A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners.  As a limited partner, the Fund generally is not permitted to participate in the management of the partnership.  However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships.  The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates.  An MLP generally has two classes of partners, the general partner and the limited partners.  The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met.  As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels.  As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.  The general partner’s incentive compensation typically increases to up to 50% of incremental income.  Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels.  Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met.  In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLP common units trade on a national securities exchange or over-the-counter.  Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.  MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation.  Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, they generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units.  Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount.  The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP.  The issuer has management rights but is not entitled to incentive distributions.  The I-Share issuer’s assets consist exclusively of MLP I-units.  Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs.  Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations.  The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Real Estate Investment Trusts.  The Fund may invest in REITs.  REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Mortgage-Backed Securities.  The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future.  A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.  Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.  Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities.  In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment.  Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline.  If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers.  In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.  Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally.  Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.  Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees).  However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans.  Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors.  In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities.  Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed Mortgage Pass-Through Securities.  Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates.  FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates.  FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools.  Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet the Fund’s quality standards.  Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers.  REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.  CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.  Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities.  The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security.  The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates.  As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs.  Rising interest rates can have the opposite effect.  The Adviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable.  If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities.  The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.”  To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities.  Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. [However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs.] Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities.  The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.  Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee.  When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.  Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Securities Lending.  Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The Commission currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the

Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Zero Coupon and Payment In Kind Securities.  The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind (“PIK securities”).  Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.  Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity.  PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest.  The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.  As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations.  Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus and this SAI.  Investment restrictions numbered 1 through 6 below have been adopted by the Fund as fundamental policies.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33  1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

3. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

4. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

5. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name.  The Fund will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

In addition, the Fund’s policy of investing at least 25% of its assets in normal circumstances in the infrastructure industry is a fundamental policy.  Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Directors without shareholder approval.

MANAGEMENT OF THE FUND

Directors and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Investment Sub-Adviser the Fund’s Custodian and the Fund’s Transfer Agent.  The day-to-day operations of the Fund are delegated to the Investment Sub-Adviser, subject to the supervision of the Investment Adviser and the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)
Interested Director(5)
Kim G. Redding
Independent Directors(4)

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Officers(6)

(1)	Address: Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, unless otherwise noted.
(2)

The Fund’s Board of Directors is divided into [three] classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class is as follows:

* Term continues until the Fund’s [ ] Annual Meeting of Shareholders and until their successors are duly elected and qualified.
** Term continues until the Fund’s [ ] Annual Meeting of Shareholders and until their successors are duly elected and qualified.
*** Term continues until the Fund’s [ ] Annual Meeting of Shareholders and until their successors are duly elected and qualified.
(3)	The “Fund Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.
(5)	Mr. Redding is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his position with the Investment Adviser.
(6)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

Additional Information Concerning Our Board of Directors

The Role of the Board

The Board of Directors (the “Board”) provides oversight of the management and operations of the Fund.  As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s Investment Adviser and administrator, the Investment Sub-Adviser, the Sub-Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Fund and its service providers.  The Board has appointed various senior individuals of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations.  The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established four standing committees, an Audit Committee, a

Nominating and Compensation Committee, a Qualified Legal Compliance Committee (the “QLCC”) and a Valuation Committee (collectively, the “Committees”), which are discussed in greater detail below.  More than 75% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Investment Adviser or its affiliates, and each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Directors.  Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings.  The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings.  The Fund has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate.  In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways.  For example, the full Board receives and reviews reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed.  From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Investment Adviser and the Fund’s other service providers.  The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Investment Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002.  The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Investment Adviser’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure.  Certain of these business and professional experiences are set forth in detail in the table above.  The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors.  The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes.  The information provided below, and in the table above, is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

Kim G. Redding.  Mr. Redding is the Chief Executive Officer and Chief Investment Officer of the Investment Adviser and is currently President of several other investment companies advised by the Investment Adviser.  As the Chief Investment Officer, Mr. Redding has intimate knowledge of the Investment Adviser, its operations, personnel and financial resources.  His position of responsibility at the Investment Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Board Committees

The Fund has established the following four standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces: the Audit Committee, the QLCC, the Nominating Committee and the Valuation Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Fund’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks.  The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Directors.  It does not include any interested Directors.  [•] is the Chairman of the Audit Committee.  The Audit Committee meets regularly with respect to the various series of the Fund.  The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Commission on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors, as is considered necessary from time to time and meets only as necessary.  Messrs. [•] comprise the Nominating Committee.  [The Articles of Incorporation (as defined below) does not permit shareholders to nominate persons for election to the Board of Directors of the Fund.]

The Fund’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Directors and representatives from the Investment Adviser’s staff.  The function of the Valuation Committee is to value securities held by any series of the Fund for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies*(1)(2)

Interested Director:
Kim G. Redding	A
Independent Director:
[•]	[•]
[•]	[•]
[•]	[•]

*	Key to Dollar Ranges
A.	None
B.	$1 — $10,000
C.	$10,001 — $50,000
D.	$50,001 — $100,000
E.	Over $100,000

All shares were valued as of December 31, 2010.

(1)

This information has been furnished by each Director as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)

The term “Family of Investment Companies” includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.” The Fund Complex is comprised of the Fund, [Brookfield Investment Funds,] Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios Strategic Mortgage Income Fund, Inc., Helios Total Return Fund, Inc. and Helios High Yield Fund.

As of [•], neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in the Investment Adviser, the Distributor (as defined below), or an affiliate of the Investment Adviser or Distributor.  Accordingly, neither the Independent Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Investment Adviser, the Distributor or any affiliate thereof was a party.

Remuneration of Directors and Officers

No remuneration is paid by the Fund to persons who are directors, officers or employees of the Investment Adviser or any affiliate thereof for their services as Directors or officers of the Fund.  Set forth below is the anticipated compensation to be received by the Independent Directors from the Fund for the fiscal year ending [•].  Each Director of the Fund, other than those who are officers or employees of the Investment Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $[•] per year plus $[•] for the Chairman of the Board and, $[•] for the Chairman of the Audit Committee.  The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings.  The Fund does not have a pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

The following table shows, for the year ended December 31, 2010, the compensation Directors earned in their capacity as directors for other funds in the Fund Complex.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1)

Interested Trustee
Kim G. Redding	[•]	[•]

Name of Person and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1)

Independent Trustees
[•]	[•]	[•]
[•]	[•]	[•]
[•]	[•]	[•]

(1)

Represents the total compensation paid to such persons during the fiscal year ended December 31, 2010 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out-of-pocket Director expenses. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

[The Articles of Incorporation of the Fund provides that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by applicable law.  However, nothing in the [Articles of Incorporation] of the Fund protects or indemnifies a director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.]

Investment Advisory and Administrative Arrangements

Brookfield Investment Management Inc. (the “Investment Adviser”) serves as the Fund’s investment adviser.  The Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $[•] of assets under management.  In addition to the Fund, the Investment Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, open-end funds and other closed-end funds.  The Investment Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.  The Investment Adviser provides advisory services to several other registered investment companies, some of which invest in mortgage-backed securities (“MBS”).  Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and asset-backed securities, and in using hedging techniques.  As of [•], the Investment Adviser and its affiliates had approximately $[•] in assets under management.  The business address of the Investment Adviser and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

The Investment Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).  Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

AMP Capital Brookfield (US) LLC (the “Investment Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment sub-adviser to the Fund.  The Investment Sub-Adviser is indirectly jointly owned by the Investment Adviser and AMP Capital Investors, an Australian investment manager affiliate.  As of [•], the Investment Sub-Adviser and its affiliates had approximately $[•] in assets under management.  The Investment Sub-Adviser has its principal offices located at 71 South Wacker Drive, Suite 3400, Chicago, Illinois 60606.

Pursuant to the sub-advisory agreement between the Investment Adviser and the Investment Sub-Adviser, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), the Investment Sub-Adviser manages the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the oversight of the Investment Adviser and the Board.  The Investment Sub-Adviser is responsible for investment decisions, and provides the Fund with investment officers who are authorized by the Board to execute purchases and sales of securities.  All purchases and sales are reported for the Directors’ review at the meeting subsequent to such transactions.

After initial two year terms, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will each continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund, the Investment Adviser or Investment Sub-Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s shares, or by the Investment Adviser, upon not less than 60 days’ notice with respect to the Investment Advisory Agreement for the Fund.  The Investment Advisory Agreement and the Investment Sub-Advisory Agreement will terminate automatically in the event of their assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Investment Adviser bears, the Investment Adviser is compensated for its services and its related expenses at an annual rate of [•]% of the Fund’s average weekly managed assets payable monthly in arrears.  Managed assets consist of all the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred stock or other liabilities except for certain ordinary course expenses.

Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser pays the Investment Sub-Adviser out of its advisory fees with respect to the Fund, a fee for its services to the Fund, upon the Investment Adviser’s receipt of any such fees.

The Investment Advisory Agreement and the Investment Sub-Advisory Agreement were initially approved by the Directors, including a majority of the Independent Directors who are not parties to such Agreements, on [•].  At that meeting, the Board reviewed the written and oral presentations provided by the Investment Adviser and Investment Sub-Adviser in connection with the Directors’ consideration of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement.  A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s [annual/semi-annual] report to shareholders for the period ended [•].

Administrative Services Agreement

[Pursuant to an administrative services agreement (the “Administrative Services Agreement”), the Investment Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement.  As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the Administrative Services Agreement, the Investment Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly, at an annual rate of [•]% of the Fund’s average daily net assets.]

Portfolio Manager Information

The information below provides summary information regarding the individual(s) identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”).  All asset information is as of [•].

The table below shows the number of other accounts managed by Mr. Noble and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Manager(s) also has day-to-day management responsibilities with respect to one or more other accounts.  These potential conflicts include:

Allocation of Limited Time and Attention.  As indicated above, the Portfolio Manager manages multiple accounts.  As a result, the Portfolio Manager will not be able to devote all of his time to management of the Fund.  The Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.  As indicated above, the Portfolio Manager manages accounts with investment strategies and/or policies that are similar to the Fund.  If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, the Investment Sub-Adviser and their affiliates.  In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security.  In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.  For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Investment Adviser, the Investment Sub-Adviser, their affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Investment Adviser, the Investment Sub-Adviser, their affiliates, or other accounts.

Selection of Broker/Dealers. The Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises.  In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain funds or accounts of the Investment Adviser or Investment Sub-Adviser and their affiliates than to others.  Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the

Investment Adviser and its affiliates manage.  In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers.  In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he manages.  If the structure of the Investment Adviser’s, or Investment Sub-Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others.  The Portfolio Manager also may be motivated to favor accounts in which he has investment interests, or in which the Investment Adviser, Investment Sub-Adviser, or their affiliates have investment interests.  Similarly, the desire to maintain assets under management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager.  For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts.  The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Investment Adviser, the Investment Sub-Adviser, and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Investment Adviser, the Investment Sub-Adviser, and their staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm.  Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork.  Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position.  The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them.  Both the Investment Adviser and Investment Sub-Adviser seek to compensate Portfolio Managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry.  Salaries, bonuses and stock-based compensation also are influenced by the operating performance of their respective firms and their parent companies.  While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year.  Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines.  The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people.  A key component of this program is achievement of client objectives in order to properly align interests with our clients.  Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•                  A base salary;

•                  An annual cash bonus;

•                  If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•                  If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees.  Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Ownership of Securities

As of the date of this SAI, Mr. Noble did not beneficially own any shares of the Fund, as it had not previously commenced investment operations.

Portfolio Holdings Information

The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website.  The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1. Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the Commission on Form N-CSR.

2. Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the Commission on Form N-Q.

Non-Public Portfolio Holdings

Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings.  Pursuant to the Fund’s policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.  These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings.  In addition, neither the Fund, the Investment Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.

Service Providers. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Investment Adviser, Investment Sub-Adviser, auditors, Custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading.

Rating And Ranking Organizations. Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.  The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer.  The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing.  A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer.  The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.

Media. Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions. The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer.  All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review. As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

DISTRIBUTIONS AND DIVIDENDS

[The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix.  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.]

[Shareholders who wish to participate in the Fund’s Dividend Reinvestment Plan may have all distributions and dividends reinvested in shares of common stock of the Fund issued by the Fund or purchased in the open market, otherwise shareholders will receive all distributions in cash.]

[PORTFOLIO TRANSACTIONS]

[Pursuant to the Investment Advisory Agreement, the Investment Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.]

[In placing portfolio transactions, the Investment Adviser will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as:  the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Investment Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Investment Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Investment Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.]

[While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.]

[Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds.  In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a clients appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.]

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders.  The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate.  A higher rate of portfolio turnover may result in taxable gains being passed to shareholders sooner than would otherwise be the case.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares of common stock as capital assets.  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.  No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each, a “Qualified Publicly Traded Partnership”).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

[Income from the Fund’s investments in grantor trusts that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust that would be Qualifying Income if earned directly by the Fund.  The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.]

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income at least annually.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be deemed to be received by the Fund’s shareholders on December of the year the distributions are declared, rather than when the distributions are actually received.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (provided certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals with respect to taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders.  The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction, if any), (ii) convert lower taxed long-term capital gains and qualified dividend income, if any, into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security.  With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.  Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to common shareholders.  Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

If the Fund purchases shares in certain foreign investment entities called passive foreign investment companies (“PFICs”), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  Elections may be available to the Fund to mitigate the effect of this tax and the additional charges, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under “Taxation of Shareholders.”

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on its distributed income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

The Fund may invest in debt obligations purchased at a discount, with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid (with such accrued income increasing the amount the Fund must distribute in order to qualify as a regulated investment company or avoid the 4% excise tax).  The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”).  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction (subject to limitations which may be significant) or as a foreign tax credit (subject to limitations which may be significant) against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

Taxation of Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).  If any such gain is retained, the Fund will be subject to U.S. federal income tax at regular corporate rates on such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of common stock of the Fund by the excess of the amount described in clause (i) over the amount described in clause (ii).

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in Fund shares.  Such distributions (if reported by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations.  These special rules relating to the taxation of ordinary income dividends paid by regulated investment companies to individual taxpayers generally apply to taxable years beginning on or before December 31, 2012. Thereafter, the Fund’s dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income, or whether Congress will extend such treatment to taxable years beginning after December 31, 2012.

Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or reinvested in Fund shares, and regardless of how long the shareholder has held the Fund’s shares of common stock. Capital gain distributions are not eligible for the dividends received deduction.

If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares of common stock.  The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares of common stock, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares of common stock.  Any amounts distributed to a shareholder in excess of his or her basis in the shares of common stock will be taxable to the shareholder as capital gain (assuming your shares of common stock are held as a capital asset).

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

Upon a sale, exchange or other disposition of shares of common stock, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares of common stock.  Such gain or loss will be treated as long-term capital gain or loss if the shares of common stock have been held for more than one year.  Any loss realized on a sale or exchange of shares of common stock of the Fund will be disallowed to the extent the shares of common stock disposed of are replaced by substantially identical shares of common stock within a 61-day period beginning 30 days before and ending 30 days after the date that the shares of common stock are disposed of.  In such a case, the basis of the shares of common stock acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares of common stock held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares of common stock.  Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.  Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares of common stock.

In addition, after December 31, 2012, withholding will be required at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain non-U.S. financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons.  Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required.  Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury.  Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of shares of common stock of the Fund.

For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  Depending on its circumstances, however, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares of common stock held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain.  Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Fund may be required to backup withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to certain non-exempt shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax.  Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.  Persons considering an investment in shares of common stock of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund shares of common stock.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the shares of common stock offered pursuant to the Prospectus.  The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC.  The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC).  One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC.  DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates.  Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records.  The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records.  Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities.  Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.  Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners.  The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC.  DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date.  Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Investment Adviser, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Sub-Adviser.  The Fund has adopted the proxy voting procedures of the Investment Sub-Adviser and has directed the Investment Sub-Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures.  The proxy voting procedures are attached as Appendix B.  They are also on file with the Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090.  The proxy voting procedures are also available on the EDGAR Database on the Commission’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund, the Investment Adviser, the Investment Sub-Adviser and Distributor have each adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act.  The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of conduct that serves as a code of conduct.  The code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties.  The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090.  The code of conduct is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov), and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Custodian, Transfer Agent, and Dividend Disbursing Agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund’s shares.

Independent Registered Public Accounting Firm

[      ] serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. [      ] is located at [      ].

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Report of [    ] will be provided once the Fund has begun operations.

FINANCIAL STATEMENTS

The Financial Statements will be provided once the Fund has begun operations.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.             An application for rating was not received or accepted.

2.             The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.             There is a lack of essential data pertaining to the issue or issuer.

4.             The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

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Note:      Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BBB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on issues

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with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

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APPENDIX B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”)  in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.           Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Exhibit a attached hereto.

B.             Administration and Voting of Portfolio Proxies

1.               Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the

1

Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•        BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•        BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•        BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•        If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•        If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

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4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”  If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•        any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•        any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•        these Policies and Procedures, as amended from time to time;

•        records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•        records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•        any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

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D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are attached as EXHIBIT A.

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EXHIBIT A

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

•••••

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.               Board Accountability

2.               Board Responsiveness

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3.               Director Independence

4.               Director Competence

1.              Board Accountability

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.           The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.           The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•                  A classified board structure;

•                  A supermajority vote requirement;

•                  Majority vote standard for director elections with no carve out for contested elections;

•                  The inability for shareholders to call special meetings;

•                  The inability for shareholders to act by written consent;

•                  A dual-class structure; and/or

•                  A non-shareholder approved poison pill.

1.3.           The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.           The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.           The board makes a material adverse change to an existing poison pill without shareholder approval.

(1)  In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Vote CASE-BY-CASE on all nominees if:

1.6.           the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.           The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.           The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.           There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.     Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17. Failure to replace management as appropriate; or

1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.              Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.           The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

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2.2.           The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.           The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.           At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.              Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.           The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.           The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.           The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.           The full board is less than majority independent.

4.              Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.           The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.           Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•                  Medical issues/illness;

•                  Family emergencies; and

•                  If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.           Sit on more than six public company boards; or

4.4.           Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

•••••

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Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

•••••

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                  Egregious compensation practices;

•                  Multiple related-party transactions or other issues putting director independence at risk;

•                  Corporate and/or management scandals;

•                  Excessive problematic corporate governance provisions; or

•                  Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

•••••

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

•••••

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

•••••

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

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•                  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

•••••

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•                  Shareholders’ current right to act by written consent;

•                  The consent threshold;

•                  The inclusion of exclusionary or prohibitive language;

•                  Investor ownership structure; and

•                  Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•                  An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;

•                  A majority vote standard in uncontested director elections;

•                  No non-shareholder-approved pill; and

•                  An annually elected board.

•••••

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•                  Shareholders’ current right to call special meetings;

•                  Minimum ownership threshold necessary to call special meetings (10% preferred);

•                  The inclusion of exclusionary or prohibitive language;

(3)  “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•                  Investor ownership structure; and

•                  Shareholder support of, and management’s response to, previous shareholder proposals.

•••••

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized shares during the last three years

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes of the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•                  The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

•••••

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized preferred shares during the last three years;

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

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•                  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

•••••

Mergers and Acquisitions

Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

•••••

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.               Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will

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take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.               Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.               Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.               Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.               Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•                  There is a misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains problematic pay practices;

•                  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to

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inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•                  AGAINST management “say on pay” (MSOP) proposals;

•                  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•                  In egregious situations;

•                  When no MSOP item is on the ballot; or

•                  When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•                  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

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The focus is on executive compensation practices that contravene the global pay principles, including:

•      Problematic practices related to non-performance-based compensation elements;

•      Incentives that may motivate excessive risk-taking; and

•      Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•      Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•      Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•      New or extended agreements that provide for:

•      CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•      CIC severance payments without involuntary job loss or substantial diminution of duties (“single”  or “modified single” triggers);

•      CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•      Multi-year guaranteed bonuses;

•      A single performance metric used for short- and long-term plans;

•      Lucrative severance packages;

•      High pay opportunities relative to industry peers;

•      Disproportionate supplemental pensions; or

•      Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

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•      Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•      Duration of options backdating;

•      Size of restatement due to options backdating;

•      Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•      Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•      Poor disclosure practices, including:

•      Unclear explanation of how the CEO is involved in the pay setting process;

•      Retrospective performance targets and methodology not discussed;

•      Methodology for benchmarking practices and/or peer group not disclosed and explained.

•      Board’s responsiveness to investor input and engagement on compensation issues, for example:

•      Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•      Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

•••••

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

•••••

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•      Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•      Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•      Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•      Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•      Potentially excessive severance payments;

•      Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

13

•      In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•      The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•      The total cost of the company’s equity plans is unreasonable;

•      The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•      The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•      The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•      Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•      The plan is a vehicle for problematic pay practices.

•••••

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

•••••

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•      while employed and/or for two years following the termination of their employment ; or

14

•      for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•      Rigorous stock ownership guidelines;

•      A holding period requirement coupled with a significant long-term ownership requirement; or

•      A meaningful retention ratio;

•      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•      Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•      Rigorous stock ownership guidelines, or

•      A holding period requirement coupled with a significant long-term ownership requirement, or

•      A meaningful retention ratio,

•      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

•••••

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

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•      Whether adoption of the proposal is likely to enhance or protect shareholder value;

•      Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•      The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•      Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•      Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•      Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•      What other companies have done in response to the issue addressed in the proposal;

•      Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•      Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•      Whether the subject of the proposal is best left to the discretion of the board;

•      Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•      Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

•••••

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•      The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•      The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•      The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•      The level of gender and racial minority representation that exists at the company’s industry peers;

•      The company’s established process for addressing gender and racial minority board representation;

•      Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•      The independence of the company’s nominating committee;

•      The company uses an outside search firm to identify potential director nominees; and

•      Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

•••••

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

•••••

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•      The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•      The company’s level of disclosure is comparable to that of industry peers; and

•      There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•      Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•      Whether company disclosure lags behind industry peers;

•      Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•      The feasibility of reduction of GHGs given the company’s product line and current technology and;

•      Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

•••••

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•      Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•      Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•      The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•      The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

•••••

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

17

•      There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•      The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•      Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•      The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

•••••

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•      The degree to which existing relevant policies and practices are disclosed;

•      Whether or not existing relevant policies are consistent with internationally recognized standards;

•      Whether company facilities and those of its suppliers are monitored and how;

•      Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•      Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•      Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•      The scope of the request; and

•      Deviation from industry sector peer company standards and practices.

•••••

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•      The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

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•      The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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PART C — OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

1. Financial Statements

Part A — Not applicable.

Part B — Not applicable.

2. Exhibits

(a)	Articles of Incorporation(1)
(b)	Bylaws(1)
(c)	Not applicable
(d)	Form of Specimen Stock Certificate(2)
(e)	Form of Dividend Reinvestment Plan(2)
(f)	Not applicable
(g)(1)	Form of Investment Advisory Agreement between Registrant and Brookfield Investment Management Inc.(2)
(g)(2)	Form of Investment Sub-Advisory Agreement between Brookfield Investment Management Inc. and AMP Capital Brookfield (US) LLC(2)
(h)	Form of Underwriting Agreement(2)
(i)	Not applicable
(j)	Form of Custody Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(2)
(k)(2)	Form of Administrative Services Agreement(2)
(k)(3)	Form of Sub-Administration Agreement(2)
(l)	Opinion and Consent of Counsel(2)
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm(2)
(n)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP(1)
(n)(3)	Powers of Attorney(2)
(o)	Not applicable
(p)	Form of Initial Subscription Agreement(2)
(q)	Not applicable
(r)(1)	Codes of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of Brookfield Investment Management Inc.(2)
(r)(3)	Code of Ethics of AMP Capital Brookfield (US) LLC(2)

ITEM 26. Marketing Arrangements

Not applicable.

ITEM 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration and Filing Fees	$	[•](3)
New York Stock Exchange Listing Fees	$	[•](3)
Printing expenses (Other than Certificates)	$	[•](3)
Accounting Fees and Expenses	$	[•](3)
Legal Fees and Expenses	$	[•](3)
Miscellaneous	$	[•](3)
Total	$	[•](3)

(1)  Filed herewith.

(2)  To be filed by amendment.

(3)  To be furnished by amendment.

ITEM 28. Persons Controlled by or Under Common Control with Registrant

The Registrant, a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, may be deemed to be under common control with Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios Strategic Mortgage Income Fund, Inc., Helios Total Return Fund, Inc. and Helios High Yield Fund, each a diversified, closed-end management investment company organized as a Maryland corporation, and Brookfield Investment Funds, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware.

ITEM 29. Number of Holders of Securities as of June 9, 2011

Number of Record
Title of Class	Holders
Common Stock	None

ITEM 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant’s Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

Brookfield Investment Management Inc. (“BIM”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser of the Registrant.  BIM’s offices are located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.  Information as to the officers and directors of BIM is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

ITEM 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are held by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant’s transfer agent.

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5)(a) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(5)(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 10th day of June, 2011.

BROOKFIELD INVESTMENT MANAGEMENT GLOBAL INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ Kim G. Redding	President and Director	June 10, 2011
Kim G. Redding

/s/ Steven Pires	Treasurer	June 10, 2011
Steven Pires

EXHIBIT INDEX

Exhibit	Caption

(a)	Articles of Incorporation

(b)	Bylaws

(n)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP